UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2003

Analogic Corporation

(Exact name of registrant as specified in charter)

Massachusetts	0-6715	04-2454372

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

8 Centennial Drive Peabody, MA	01960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 977-3000

(Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition.

On December 9, 2003, Analogic Corporation (“Analogic”) announced its financial results for the first quarter ended October 31, 2003. The text of the press release issued on December 9, 2003 in connection with the announcement contained an error in the column header of the first table which referenced the three months ended “April 30” rather than “October 31”. A corrected press release was issued and then attached to the Current Report on Form 8-K submitted on December 9, 2003. The corrected press release, as attached to the Form 8-K, contained a further error in the Condensed Consolidated Balance Sheet table by using the dates “30-Oct-99” and “30-Jul-99” instead of “31-Oct-03” and “31-Jul-03”, respectively. The full text of the corrected press release is attached as Exhibit 99.1 to this Amendment No. 1 to said Current Report on Form 8-K.

The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2003	ANALOGIC CORPORATION

	By:	/s/ JOHN J. MILLERICK
Name: John J. Millerick Title: Senior Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 9, 2003